SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 8, 2006
LAYNE CHRISTENSEN COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	0-20578	48-0920712

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1900 Shawnee Mission Parkway
Mission Woods, Kansas 66205
(Address of Principal Executive Offices)

(913) 362-0510
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS
ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     At the Annual Meeting of Stockholders of Layne Christensen Company (the “Company”), held on June 8, 2006, the Company’s stockholders approved, among other things, the Layne Christensen Company 2006 Equity Incentive Plan, as amended (the “Plan”). The aggregate number of shares of the Company’s common stock, $0.01 par value, that may be issued pursuant to awards granted under the Plan is limited to 600,000 shares, subject to increase or decrease in the event of any change in the Company’s capital structure.
     The following description of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.
General
     The objectives of the Plan are to encourage the Company’s employees and the employees of its affiliates to acquire a proprietary and vested interest in the Company’s growth and performance and to assist the Company in attracting and retaining employees and non-employee directors by providing them with the opportunity to participate in the Company’s success and profitability.
     The Plan provides for grants of incentive stock options (“ISOs”), which are entitled to special tax treatment under Section 422 of the Internal Revenue Code (the “Code”), and non-qualified stock options (“NQSOs”), which are not entitled to such special tax treatment. The Plan also provides for grants of stock appreciation rights, restricted stock, restricted stock units, performance shares and performance units.
     The Plan is not subject to any provisions of the Employee Retirement Security Act of 1974.
Administration
     The Board of Directors will administer the Plan. The Board is permitted, however, to delegate its discretionary authority over the Plan to a committee of the Board (the “Committee”), which shall consist at least two (2) directors, each of whom is a “non-employee director” (within the meaning of Rule 16b-3(b)(3) under the Securities Act of 1934) and an “outside director” (within the meaning of Code Section 162(m)). Members of the Committee may be removed at the discretion of the Board.
     The Committee is authorized to interpret the Plan and to adopt rules from time to time to carry out the Plan. The Committee also has the authority to (i) select the participants to whom awards will be granted, (ii) determine the types of awards to be granted and the number of shares covered by each award, (iii) set the terms and conditions of the awards, and (iv) determine the circumstances under which awards may be canceled, forfeited or suspended. The Committee may also modify and amend the Plan and appoint agents for the proper administration of the Plan; provided, however, the Committee may not reprice any options without stockholder approval.
Shares Reserved for Awards
     The aggregate number of shares of the Company’s common stock, $0.01 par value, that may be issued pursuant to the Plan is limited to 600,000 shares. This represents approximately 3.9% of the Company’s common shares outstanding as of May 25, 2006. The shares issued under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares, and to the extent any award under the Plan is exercised, terminates, expires or is forfeited without payment being made in the form of common shares, the shares subject to such award that were not so paid will again be available for distribution under the Plan. In addition, any shares used for full or partial payment of the purchase price of shares with respect to which a stock option is exercised and any shares the Company withholds for the purpose of satisfying any tax withholding obligation (other than with respect to ISOs) will automatically become available under the Plan and not count against the authorized limit.
     The number of shares authorized for awards is subject to adjustment due to changes resulting from payments of stock dividends or other distributions, stock splits, subdivisions, consolidations, combinations, reclassifications, recapitalizations and other corporate transactions as the Committee determines to require an equitable adjustment.
Eligibility and Limits on Awards
     Any non-employee director or key employee of the Company or an affiliate of the Company will be eligible to receive awards under the Plan if the Plan is approved by the Company’s stockholders. As of June 9, 2006, there were eight executive officers, six non-employee directors and approximately 200 employees other than executive officers who are eligible to receive awards. No determination has been made as to which of the Company’s employees or non-employee directors will receive grants under the Plan; therefore, the benefits to be allocated to any individual or to any group are not presently determinable.
     The Plan places limits on the maximum amount of shares with respect to awards that may be granted in any one taxable year. Participants may not receive awards of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares or performance units that cover in the aggregate more than 600,000 shares in any one taxable year.
     ISOs will not be granted to non-employee directors or to any employee who, at the time the ISO is granted, owns (directly or indirectly by application of the rules in Code Section 424(d)) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its affiliates. This ownership limitation does not apply if at the time the ISO is granted (i) the option price is at least 110% of the fair market value of the stock subject to such ISO, and (ii) such ISO will expire no later than five years from the date on which it is granted.
     In addition, the aggregate fair market value (as of the grant date) of common stock with respect to which ISOs are exercisable for the first time by a participant during any calendar year (under the Plan or under any other plan of the Company or its affiliates which qualifies as an incentive stock option plan under Code Section 422) may not exceed $100,000. To the extent such fair market value exceeds $100,000 during any calendar year, amounts in excess of $100,000 are treated as NQSOs.
General Terms of Awards
     Each award granted to a participant under the Plan shall be evidenced by an award agreement entered by the participant and the Company. The award agreement shall specify the terms and conditions of the award, including the number of shares subject to the award, the form of consideration payable upon exercise of the award, if applicable, the effect on the award of a termination of employment, and all other matters.
     The Committee will also set the vesting conditions of awards, except that, unless otherwise agreed to in agreements between the Company and the participants, in the event that there is a change in control (as defined in the Plan), each award will, without regard to any vesting schedule, restriction or performance target, automatically become fully exercisable, fully vested or fully payable, as the case may be, as of the date of such change in control.
     Awards granted under the Plan are not generally assignable or transferable by the participant except in the event of the participant’s death or incapacity. The Committee may permit awards to be transferred to, exercised by and paid to certain persons or entities related to a participant, including members of the participant’s immediate family, charitable institutions, or trusts whose beneficiaries are members of the participant’s immediate family or charitable institutions. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration). Notwithstanding the foregoing, ISOs are only transferable to the extent permitted in Code Section 422.
Stock Options
     A participant may be granted one or more stock options, which will be designated as either ISOs or NQSOs. As noted above, if the aggregate fair market value of the ISO shares exceeds $100,000 or the maximum limitation in effect at the time of the grant under Section 422(d) of the Code, such stock options in excess of such limit will be treated as NQSOs.
     Each option award agreement will state the option exercise price, which will be determined in each case by the Committee, but in no event shall the price be less than the fair market value of the Company’s stock on the option’s grant date. However, the option exercise price for each share covered by an ISO must be at least 110% of the fair market value of the stock on the grant date if the participant owns more than 10% of the total combined voting power of all classes of the Company’s stock or the stock of any of its subsidiaries.
     Each option award agreement will state the period of time within which the option may be exercised and the periods of time, if any, when incremental portions of each option will become exercisable. No stock option may be exercised more than ten years after the date of the grant. If a participant owns more than 10% of the total voting power of all classes of the Company’s stock, the option period of an ISO must expire not more than five years after the option’s grant date.
Stock Appreciation Rights
     Stock appreciation rights (“SARs”) may be granted to a participant at any time and in any number as determined by the Committee in its sole discretion. SARs may be granted either singly (freestanding SARs) or in combination with an option (tandem SARs). SARs entitle the holder upon exercise to receive an amount equal in value to the excess of the fair market value of the shares covered by such right over the grant price. Payment upon a SAR exercise may be in whole shares of equivalent value, cash or a combination of shares and cash.
     Each SAR granted under the Plan will be evidenced by a SAR award agreement entered into between the Company and the participant. The SAR award agreement will specify the exercise price per share, the terms of the SAR, the conditions of the exercise and such other terms and conditions as determined by the Committee.

Restricted Stock and Restricted Stock Units
     Awards of restricted stock and restricted stock units may be granted to participants under the Plan. The participant’s right to retain shares of restricted stock or be paid with respect to restricted stock units is subject to such restrictions, including but not limited to, the participant continuing to perform services for the Company or an affiliate of the Company for a restriction period specified by the Committee or the attainment of specified performance goals and objectives established by the Committee. Restricted stock units may be granted in connection with or separate from a grant of restricted stock. Upon the vesting of restricted stock units, the holder will be entitled to receive the full value of the restricted stock units payable in either shares or cash.
     With respect to shares of restricted stock, participants will have all voting, dividend, liquidation and other rights; provided, however, that any dividends paid on shares of restricted stock prior to such shares becoming vested will be held in escrow.
Performance Shares and Performance Units
     Awards of performance shares and performance units may be granted under the Plan. Such awards will be earned only if performance targets established by the Committee relating to corporate, group, unit or individual performance over performance cycles are met. Such targets may be in terms of (i) specified levels of earnings per share from continuing operations, (ii) operating income, (iii) revenues, (iv) gross margin, (v) return on operating assets, (vi) return on equity, (vii) economic value added, (viii) stock price appreciation, (ix) total stockholder return, (x) net income, (xi) debt reduction, (xii) cost control, or (xiii) such other measures. Multiple performance targets may be used.
     Achievement of the maximum performance target entitles the holder to payment at the full maximum amount specified with respect to the award; however, the Committee may establish an upper limit on the amount payable. Following the conclusion of each performance period, the Committee will determine to what extent the performance targets have been attained, what payment, if any, is due with respect to an award and whether such payment will be made in cash, stock or a combination of cash and stock.
Federal Income Tax Consequences
     Based on current provisions of the Code and the existing regulations thereunder, the anticipated U.S. federal income tax consequences of awards granted under the Plan are as described below. The following discussion is not intended to be a complete discussion of applicable law and is based on the U.S. federal income tax laws as in effect on the date hereof. State tax consequences may in some cases differ from those described below.
     Incentive Stock Options. ISOs are defined by Section 422 of the Code. A participant who is granted an ISO does not recognize taxable income either on the date of grant or on the date of exercise. Upon the exercise of an ISO, the difference between the fair market value of the shares received and the option price is, however, a tax preference item potentially subject to the alternative minimum tax.
     Upon disposition of shares acquired from the exercise of an ISO, long-term capital gain or loss is generally recognized in an amount equal to the difference between the amount realized on the sale or disposition and the exercise price. However, if the participant disposes of the shares within two years of the date of grant or within one year of the date of the transfer of the shares to the participant (a “Disqualifying Disposition”), then the participant will recognize ordinary income, as opposed to capital gain, at the time of disposition. In general, the amount of ordinary income recognized will be equal to the lesser of (a) the amount of gain realized on the disposition, or (b) the difference between the fair market value of the shares received on the date of exercise and the exercise price. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on the period of time the shares have been held.
     The Company is not entitled to a tax deduction upon either the exercise of an ISO or the disposition of shares acquired pursuant to the exercise of an ISO, except to the extent that the participant recognizes ordinary income in a Disqualifying Disposition. For alternative minimum taxable income purposes, on the later sale or other disposition of the shares, generally only the difference between the fair market value of the shares on the exercise date and the amount realized on the sale or disposition is includable in alternative minimum taxable income.
     If a participant pays the exercise price, in whole or in part, with previously acquired shares, the exchange should not affect the ISO tax treatment of the exercise. Upon the exchange, and except as otherwise described herein, no gain or loss is recognized by the participant upon delivering previously acquired shares to the Company as payment of the exercise price. The shares received by the participant, equal in number to the previously acquired shares exchanged therefore, will have the same basis and holding period for long-term capital gain purposes as the previously acquired shares. The participant, however, will not be able to utilize the prior holding period for the purpose of satisfying the ISO statutory holding period requirements. Shares received by the participant in excess of the number of previously acquired shares will have a basis of zero and a holding period which commences as of the date the shares are transferred to the participant upon exercise of the ISO. If the exercise of any ISO is effected using shares previously acquired through the exercise of an ISO, the exchange of the previously acquired shares will be considered a disposition of the shares for the purpose of determining whether a Disqualifying Disposition has occurred.
     Nonqualified Stock Options. A participant receiving a NQSO does not recognize taxable income on the date of grant of the NQSO, provided that the NQSO does not have a readily ascertainable fair market value at the time it is granted. In general, the participant must recognize ordinary income at the time of exercise of the NQSO in the amount of the difference between the fair market value of the shares on the date of exercise and the option price. The ordinary income recognized will constitute compensation for which tax withholding generally will be required. The amount of ordinary income recognized by a participant will be deductible by the Company in the year that the participant recognizes the income if the Company complies with the applicable withholding requirements.
     Shares acquired upon the exercise of a NQSO will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized, and the holding period for the shares generally will begin on the date of exercise or such other relevant date. Upon subsequent disposition of the shares, the participant will recognize long-term capital gain or loss if the participant has held the shares for more than one year prior to disposition, or short-term capital gain or loss if the participant has held the shares for one year or less.
     If a participant pays the exercise price, in whole or in part, with previously acquired shares, the participant will recognize ordinary income in the amount by which the fair market value of the shares received exceeds the exercise price. The participant will not recognize gain or loss upon delivering the previously acquired shares to the Company. Shares received by a participant, equal in number to the previously acquired common shares exchanged therefore, will have the same basis and holding period for long-term capital gain purposes as the previously acquired shares. Shares received by a participant in excess of the number of such previously acquired shares will have a basis equal to the fair market value of the additional shares as of the date ordinary income is recognized. The holding period for the additional shares will commence as of the date of exercise or such other relevant date.

     Stock Appreciation Rights. To the extent that the requirements of the Code are met, there are no immediate tax consequences to a participant when a SAR is granted. When a participant exercises the right to the appreciation in fair market value of shares represented by a SAR, payments made in shares are normally includable in the participant’s gross income for regular income tax purposes. The Company will be entitled to deduct the same amount as a business expense in the same year. The includable amount and corresponding deduction each equal the fair market value of the shares payable on the date of exercise.
     Restricted Stock. The recognition of income from an award of restricted stock for federal income tax purposes depends on the restrictions imposed on the shares. Generally, taxation will be deferred until the first taxable year the shares are no longer subject to substantial risk of forfeiture. At the time the restrictions lapse, the participant will recognize ordinary income equal to the then fair market value of the shares. The participant may, however, make an election to include the value of the shares in gross income in the year of award despite such restrictions. Generally, the Company will be entitled to deduct the fair market value of the shares transferred to the participant as a business expense in the year the participant includes the compensation in income.
     Restricted Stock Units. Restricted stock units may be granted under the Plan. Upon vesting of a restricted stock unit, the holder is entitled to receive the full value of the award payable in either shares or cash. Restricted stock unit awards may be granted in connection with or separate from the grant of restricted stock.
     Stock-Based Performance Awards. Any cash payments or the fair market value of any shares or other property a participant receives in connection with other stock-based awards, incentive awards, or as unrestricted payments equivalent to dividends on unfunded awards or on restricted stock are includable in income in the year received or made available to the participant without substantial limitations or restrictions. Generally, the Company will be entitled to deduct the amount the participant includes in income as a business expense in the year of payment.
     Deductibility of Awards. Section 162(m) of the Code places a $1,000,000 annual limit on the compensation deductible by the Company or a majority owned subsidiary paid to certain executives. The limit, however, does not apply to “qualified performance-based compensation.” the Company believes that awards of stock options, SARs and certain other “performance-based compensation” awards under the Plan to the executives subject to Code Section 162(m) will qualify for the performance-based compensation exception to the deductibility limit.
Other Information
     The Plan became effective June 8, 2006, upon the approval of the stockholders, and will remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan (as explained below), until all shares subject to it have been purchased or acquired according to the Plan’s provisions. No awards will be issued under the Plan after June 8, 2016, unless the Plan is re-approved by the stockholders. Any awards granted before the Plan is terminated may extend beyond the expiration date.
     The Board may amend the Plan at any time, provided that no such amendment will be made without approval by the stockholders if such amendment is to reprice any options then outstanding under the Plan, if such approval is required under applicable statutory or regulatory authority, a stock exchange listing requirement, or if the Company is advised by its counsel that stockholder approval is otherwise necessary or desirable. No amendment, modification or termination of the Plan may adversely affect the rights of any participant under any then outstanding awards granted under the Plan without the consent of that participant.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

	(c)	Exhibits.

		10.1	Layne Christensen Company 2006 Equity Incentive Plan, as amended
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAYNE CHRISTENSEN COMPANY

Date: June 14, 2006	By:	/s/ A. B. Schmitt

		Name:	Andrew B. Schmitt
		Title:	President and Chief Executive Officer